Exhibit 10.14

August 12, 2009

Dr. Mohd Aslami
Mr. Steven Phillips
Mr. Charles DeLuca
c/o US SolarTech, Inc.
199 Main Street Suite 706
White Plains, New York 10601

Re: Amendment No.1 to Letter Agreement dated as of June 15, 2009:  Extension of Amount Payable

Dear Sirs:

US SolarTech, Inc. (the “Company”) hereby requests that you memorialize your agreement to amend the letter agreements between each of you and the Company, each dated as of June 15, 2009 (the “Letter Agreement”) by agreeing to amend the Letter Agreement as set forth below:

1.  Section 1(c) of the Letter Agreement shall be amended and restated as follows:

Notwithstanding any provision herein, in the event that the Company is not required to repay, and the Officer is not required to convert, the Receivable pursuant to this Section 1, the Officer agrees to defer any right to receive the Receivable until February 1, 2011.

2. All other terms and conditions of the Letter Agreement shall remain in full force and effect.

If you accept this amendment, please fax your signed acceptance to the Company at (914) 686-4192 and mail the original to the Company.

Very truly yours,

US SOLARTECH, INC.

By: Steven Phillips
Chief Financial Officer

AGREED AND ACCEPTED AS OF SEPTEMBER 30, 2009

_____________________
Mohd Aslami

_____________________
Steven Phillips

_____________________
Charles DeLuca